Exhibit 10.14

        Print Name of Subscriber

Social Security or EIN Number

WARRANT SUBSCRIPTION AGREEMENT

        Boomerang Holdings, Inc., a Delaware corporation ("Company") and the Investor hereby enter into this Warrant Subscription Agreement (this "Subscription Agreement") agree as follows:

        1.    Subscription for Warrants.    I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase                        warrants issued by the Company at a price of $0.80 each for a total of $                        (the "Warrants"). Each Warrant shall entitle the holder to purchase one share of the Company's Common Stock (the "Common Stock") at a price of $6.00. The investor is subscribing for the Warrants as part of a private placement by the Company (the "Private Placement") of 3,062,500 Warrants.

        2.    Terms of the Warrants; Warrant Agreement.    The terms of the Warrants are as set forth in the form of Warrant Agreement attached hereto as Exhibit A. The shares of Common Stock underlying the Warrants are referred to herein as the "Warrant Shares."

        3.    Offering Period; Maximum.    The offering of the Warrants is on a "best efforts," $2,450,000 maximum basis. There is no minimum amount of aggregate investment that must be received by the Company in order for there to be a closing of the Private Placement.

        4.    Closing.    The Company expects the closing of the Private Placement (the "Closing") to occur                        , 2006, or such other date to which the Company, in its sole discretion, shall determine to extend this offering.

        5.    Investor Delivery of Payment and Documents.

          5.1.  Concurrently herewith, I have tendered the full purchase price for the Warrants by one or a combination of the following means:

            (a)   wiring funds in accordance with the instructions set forth in Section 1 to Schedule 1; or

            (b)   by delivery of a cashiers check in accordance with the instructions set forth in Section 2 of Schedule 1.

          5.2.  I hereby tender to the Company an executed copy of this Subscription Agreement.

          5.3.  In the event that a Closing does not take place with respect to any subscription for any reason or if my subscription is otherwise rejected, all cash proceeds delivered by me in accordance with the foregoing shall be returned to me as soon as practicable, without interest, offset or deduction.

          5.4.  In the event my subscription is accepted and there is a Closing, a Warrant Certificate for the Warrants for which I am subscribing will be delivered promptly to me along with a copy of a fully executed version of this Subscription Agreement.

        6.    Acceptance or Rejection of Subscription Agreement.    The Company has the right to reject this subscription for the Warrants, in whole or in part, for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription. The Warrants subscribed for herein will not be deemed issued to or owned by me until a copy of this Subscription Agreement has been executed by me and countersigned by the Company, and a Closing with respect to my subscription has occurred.

        7.    Private Placement to Accredited Investors.    The Private Placement is limited to accredited investors and is being made without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption contained in Section 4(2) of the Securities Act, the rules and regulations promulgated under the Securities Act, and applicable state securities laws. As indicated by my responses herein, I am an "accredited investor" within the meaning of the Rule 501 promulgated under the Securities Act.

        8.    Investor Representations and Warranties.    I acknowledge, represent and warrant to the Company as follows:

          8.1.    Obligations of the Company and the Investor.    The Company has no obligation to me other than as set forth in this Subscription Agreement. I am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith will survive my death or disability. In order to induce the Company to issue and sell the Warrants to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of the Warrants becomes effective. If, prior to the later to occur of (a) the Closing, and (b) the date the Company's registration statement (the "Registration Statement") filed in connection with the anticipated public offering of the Company's securities (the "Public Offering") is declared effective by the Securities and Exchange Commission, there should be any change in such information or any of such information becomes incorrect or incomplete, I agree to notify the Company and supply the Company promptly with corrective information.

          8.2.    Information About the Company.

            (a)   I have been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the Private Placement, the business objectives of the Company and all such questions have been answered to my full satisfaction. I understand that the Company is a blank check company recently formed for the purpose of acquiring through a purchase, asset acquisition or other combination, one or more businesses engaged in the oil and gas industry, and in particular, the oilfield services sector. I have also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. I have received all information regarding the Company that I have reasonably requested. I understand that there is no assurance as to the future performance of the Company and that the Company may never effectuate a business combination. For purposes of this Agreement, a "business combination" means, following the Public Offering (the net proceeds of which shall be deposited in a trust account), the Company's initial acquisition of one or more assets or operating businesses through a merger, capital stock exchange, asset or stock acquisition or other similar business combination pursuant to which the Company will require that a majority of the shares of common stock voted by its public stockholders are voted in favor of the acquisition and less than 20% of the public stockholders both (1) vote against the proposed acquisition and (2) elect to convert their shares of common stock into a pro rata share of the aggregate amount then on deposit in the trust account.

            (b)   I have read and fully understand the terms of the Warrant as set forth in the Warrant Agreement.

          8.3.    No assurances; No general solicitation.    I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company. I am not participating in the Private Placement as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          8.4.    Speculative Investment.    I am aware that my purchase of the Warrants is a speculative investment. I acknowledge that I can lose the entire amount of my investment in the Company. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Warrants and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative (as defined in Regulation D promulgated under the Securities Act) in connection with evaluating such merits and risks and have relied solely upon my own investigation in making a decision to invest in the Company. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment. I believe that the investment in the Company represented by my purchase of the Warrants in the Private Placement is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company. My investment in the Company does not constitute all, or substantially all, of my investment portfolio.

          8.5.    Restrictions on Transfer.    I understand that (i) the Warrants (and the Warrant Shares) have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this Private Placement or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. I acknowledge that the Warrants are (and the Warrant Shares, when issued, will be) subject to restrictions on transferability and may not be resold, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I understand that I may not sell or transfer the Warrants until ninety (90) days after the consummation of a business combination. I understand that each certificate evidencing each of the Warrants and the Warrant Shares will bear the legend set forth below:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT') OR APPLICABLE STATE LAW. THE SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED."

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SUBSCRIPTION AGREEMENT BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE IN THE PRINCIPAL OFFICES OF THE COMPANY."

          8.6.    No Market for the Common Stock and Warrants.    I am purchasing the Warrants for my own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the Warrants, nor with any present intention of selling or otherwise disposing of all or any part of the Warrants. I understand that there is a currently no market for the Common Stock or Warrants and there may not be any market for the Common Stock or Warrants in the future. I agree that (i) the purchase of the Warrants is a long-term investment; (ii) I may have to bear the economic risk of investment for an indefinite period of time because the Warrants have not been registered under the Securities Act and may never be registered and, cannot be resold, pledged, assigned, or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available; and (iii) the Warrants cannot be resold until ninety (90) days after the consummation of a business combination.

          8.7.    Entity Authority.

            (a)   If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

            (b)   The undersigned represents and warrants to the Company that (i) if an entity, its principal place of business and executive offices are located in the State set forth on the Signature Page for Entity Investors and (ii) if an individual, his or her state of residency is the State set forth on the Signature Page for Individual Investors.

          8.8.    Accredited Investor Status for Individuals.    (INVESTORS THAT ARE CORPORATIONS, LIMITED LIABILITY COMPANIES, PARTNERSHIPS, REVOCABLE TRUSTS, IRREVOCABLE TRUSTS, EMPLOYEE BENEFIT PLAN TRUSTS AND INDIVIDUAL RETIREMENT ACCOUNTS SHOULD IGNORE THE FOLLOWING QUESTIONS AND PROCEED TO SECTION 8.9).

            (a)   I am an accredited investor within the meaning of Rule 501 promulgated under the Securities Act because (please check the applicable responses):

      ☐
      My individual annual income during each of the two most recent years exceeded $200,000 and I reasonably expect my annual income during the current year will exceed $200,000.

      ☐
      If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I reasonably expect my joint annual income with my spouse during the current year will exceed $300,000.

      ☐
      My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds $1,000,000.

        Individual Investors must sign below and then should continue to Section 8.10. Each person associated with an Entity Investor who is required under Section 8.9 to separately complete the questions in this Section 8.8 must sign the below confirmation:

I HEREBY CONFIRM THE ANSWERS TO SECTION 8.8 ARE TRUE AND CORRECT IN ALL RESPECTS AS OF THE DATE HEREOF AND WILL BE ON THE DATE OF THE PURCHASE OF THE WARRANTS.
Executed this day of , 2006.
Signature:
Print Name:

          8.9.    Accredited Investor Status for Entities.    (INVESTORS WHO ARE INDIVIDUALS SHOULD IGNORE THESE QUESTIONS.)

            (a)   The entity is a (please check the applicable response);

      ☐
      Corporation

      ☐
      Liability Company

      ☐
      Partnership

      ☐
      Revocable Trust

      ☐
      Irrevocable Trust (If the Investor is an Irrevocable Trust, a supplemental questionnaire, which is contained on the page following the Entity Investor signature page of this Subscription Agreement, must be completed by the person directing the investment decision for the trust.)

      ☐
      Employee Benefit Plan Trust

      ☐
      Individual Retirement Account (If you are an IRA, skip (b))

            (b)   Check all responses that apply:

      ☐
      The Entity was not formed for the specific purpose of investing in the Company

      ☐
      The Entity has total assets in excess of $5 million dollars

      ☐
      For Employee Benefit Plan Trusts Only: The decision to invest in the Company was made by a plan fiduciary, as defined in Section 3(21) of ERISA, who is either a bank, insurance company or registered investment advisor.

            (c)   If you did not check the first two of the three boxes in Question (b) or if the Entity is an Individual Retirement Account or a Self-directed Employee Benefit Plan Trust, list the name of each person who:

        (i)
        owns an equity interest in the Entity (i.e., each shareholder if the Entity is a corporation, each member if the Entity is a limited liability company and each partner if the Entity is a partnership); or

        (ii)
        is a grantor for the revocable trust or the participant in the Individual Retirement Account; or

        (iii)
        is the person making the investment decision for a self-directed Employee Benefit Plan Trust.

            (d)   If you answered Question (c) and the Entity is an IRA, check if applicable to the participant with respect to the IRA:

      ☐
      His or her annual income during each of the two most recent years has exceeded $200,000 and such individuals reasonably expect their annual income during the current year will exceed $200,000.

      ☐
      If married, his or her joint annual income with his or her spouse during each of the two most recent years exceeded $300,000 and such individual reasonably expects that his or her joint annual income with his or her spouse during the current year will exceed $300,000.

      ☐
      His or her individual or joint (together with his or her spouse) net worth (including home, home furnishings and automobiles) exceeds $1,000,000.

SIGNATURE PAGE FOR INDIVIDUAL INVESTORS—COMPLETE ALL INFORMATION

Name:	Name of Joint Investor (if any):
Residence Address:
Telephone: (H)	(W)	Fax
Occupation:	Employer:
Business Address:

Send communications to:        ☐ Home        ☐ Office        ☐ E-Mail:

E-mail address:
Age:	Social Security Number:

Check manner in which Warrants are to be held:

☐	Individual Ownership	☐	Tenants in Common	☐	Joint Tenants with Right of Survivorship (both parties must sign)
☐	Community Property	☐	Other (please indicate)

The foregoing subscription is accepted and the Company hereby agrees to bound by its terms.

INVESTOR MUST SIGN AND PRINT NAME BELOW:	The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.
Signature:	BOOMERANG HOLDINGS, INC.
Print Name:
Signature:	By:
Print Name:	Name:
Title:
Date:

SIGNATURE PAGE FOR ENTITY INVESTORS—COMPLETE ALL INFORMATION

Name of Entity:
Address of Principal Office:
Telephone:	Fax:
Taxpayer Identification Number:

Check type of Entity:

☐	Employee Benefit Plan Trust	☐	Limited Partnership	☐	General Partnership	☐	Individual Retirement Account
☐	Limited Liability Company	☐	Trust	☐	Corporation	Other (please indicate)
Date of Formation or incorporation:	State of Formation or Incorporation
Describe the business of the Entity:

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.

Name	Position	Authority for this Investment

INVESTOR:	The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.
BOOMERANG HOLDINGS, INC.

Signature of Authorized Signatory	By:
Name:	Name:
Title:	Title:
Date:	Date:

SUPPLEMENTAL QUESTIONNAIRE FOR IRREVOCABLE TRUSTS

        This Supplemental Questionnaire must be completed by the person directing the investment decision for an irrevocable trust. No other person needs to complete this Supplemental Questionnaire.

        Please respond to the following questions, supplying as much detail as possible in order to make your answers complete:

        1.     Name of Trustee ("Trustee") who is directing the decision for the Trust to invest in the Company                                        . The remaining questions should be answered by the Trustee.

        2.     Does the Trustee have sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Company?

  Yes                                                      No

        3.     During the last three years, the Trustee has made the following investments:

Year	Nature of Investment	Amount

        4.     Please list all the educational institutions the Trustee has attended (including high schools, colleges, and specialized training schools), and indicate the dates attended and the degree(s) (if any) obtained from each.

From	To	Institution	Degree

        5.     Please list any professional licenses the Trustee has.

        6.     Indicate the Trustee's principal business experience or occupation during the last three years. (Please list present, or most recent, position first and the others in reverse chronological order).

From	To	Name of Employer	Position

        7.     Indicate by check mark which of the following categories best describes the extent of the Trustee's prior experience in the areas of investment listed below:

	Substantial Experience or Knowledge	No Experience

Marketable securities

Government securities

Municipal (tax-exempt) securities

Commodities

Options (stock or commodities)

Securities for which no market exists

Limited partnerships

Real estate or oil and gas programs

Tax deferred investment generally

        8.     Does the Trustee make his own investment decisions with respect to investments?

☐	Always	☐	Frequently
☐	Usually	☐	Rarely

        9.     What is the Trustee's principal source of investment knowledge or advice? (The Trustee may check more than one).

    ☐ First hand experience with industry
    ☐ Financial publication(s)
    ☐ Trade or industry publication(s)
    ☐ Banker(s)
    ☐ Broker(s)
    ☐ Investment Advisor(s)
    ☐ Attorney(s)
    ☐ Accountant(s)

        10.   Please provide in the space below any additional information which would indicate that the Trustee has sufficient knowledge and experience in financial and business matters so that the Trustee are capable of evaluating the merits and risks of investing in restricted securities for which no market exists, such as those being offered by the Company.

        EACH PERSON LISTED ABOVE MUST SEPARATELY COMPLETE AND SUBMIT TO THE COMPANY THE ANSWERS TO QUESTION 8.8 AND SIGN THE WRITTEN CONFIRMATION AT THE END OF SECTION 8.8.

          8.10.    No Offer Until Determination of Suitability.    I acknowledge that any delivery to me of the documents relating to the Private Placement prior to the determination by the Company of my suitability will not constitute an offer of the Warrants until such determination of suitability is made.

        9.    Company Representations and Warranties.    The Company hereby represents and warrants to the Investor that the Company has all necessary corporate power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Subscription Agreement has been duly executed and delivered by the Company. Subject to the terms and conditions of this Subscription Agreement, the Subscription Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Subscription Agreement. The sale by the Company of the Warrants does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

        10.    Indemnification.    I hereby agree to indemnify and hold harmless the Company, its respective officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein.

        11.    Severability; Remedies.    In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted.

        12.    Governing Law and Jurisdiction.    This Subscription Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

        13.    Counterparts.    This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

        14.    Benefit.    This Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

        15.    Notices.    All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and are sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to me should be sent to my preferred address on the signature page hereto. All communications to the Company should be sent to the addresses set forth on Schedule 1. Each party may designate another address by notice to the other parties.

        16.    Oral Evidence.    This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

        17.    Section Headings.    Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

        18.    Survival of Representations, Warranties and Agreements.    The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Warrants.

        19.    Acceptance of Subscription.    The Company may accept this Subscription Agreement at any time for all or any portion of the Warrants subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

        IN WITNESS WHEREOF, this Agreement has been duly executed by the Investor as of this    day of                   , 2006.

INVESTOR:

Print Name:

SCHEDULE 1

1.    Wiring Instructions.

        Please instruct your bank to wire funds as follows:

    National City Bank

    For further credit to:
    Boomerang Holdings, Inc.
    Account No.

2.    Instructions for payment by check.

        When delivering your completed subscription documents, please also deliver a cashier's check to Continental Stock Transfer & Trust Company in the applicable amount, payable to "Boomerang Holdings, Inc." The proceeds thereof shall be held by the escrow agent in a noninterest bearing account pending closing.

3.    Use of Proceeds; Escrow.    Upon the closing of this Private Placement, all of the proceeds of this Private Placement will be placed in a trust account. The proceeds from the Private Placement will be held for use in completing a business combination in the oil and gas industry. These proceeds will not be released until either the consummation of a business combination or liquidation of the Company. Notwithstanding the foregoing, 100% of the interest earned on the trust account during the one-year period following completion of the Public Offering (net of taxes payable on such interest) may be released to the Company to cover a portion of the Company's operating expenses.

4.    Notices.    All communications to the Company should be sent to:

    Boomerang Holdings, Inc.
    400 Chesterfield Center, Suite 400
    Chesterfield, MO 63017
    Attn: Gregg Eisenberg
    Tel.: (636) 536-6435

  with copies to:

    Sonnenschein Nath & Rosenthal LLP
    One Metropolitan Square, Suite 3000
    St. Louis, MO 63102
    Attn: Brian C. Behrens, Esq.
               Karen Jordan, Esq.
    Tel.:    (314) 259-5926

EXHIBIT A

Warrant Agreement